EXHIBIT 99.1
News Release

National Penn Bancshares, Inc. Reports Second Quarter
2010 Results

Asset quality improves
•	Classified and non-performing loans decline
•	Reduced loan loss provision
•	Loan loss reserve to non-performing loans increases to 155%

Improving fundamentals
•	Net interest margin increased to 3.50%
•	Operating expenses remain well controlled

Adjusted net income improves
•	Adjusted net income of $0.08 per share1

BOYERTOWN, PA., July 29, 2010 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported adjusted net income of $9.8 million or $0.08 per diluted common share for the second quarter of 2010 compared to adjusted net income of $4.0 million or $0.03 per diluted common share for the first quarter 2010. Adjusted net income excludes the impact of the previously announced charges related to the pending sale of Christiana Bank & Trust Company (Christiana) and the redemption of separate account bank-owned life insurance (BOLI) which resulted in a goodwill impairment charge of $8.3 million and increase in income tax expense of $8.1 million, respectively. Including the impact of these two items,  the second quarter resulted in a net loss available to common shareholders of $5.5 million or $0.04 per diluted common share compared to income of $1.9 million or $0.02 per diluted common share for the first quarter of 2010.

“We continue to deliver strong fundamental performance with improved adjusted net income and an expanding net interest margin. Asset quality improved during the quarter with a decline in classified and non-performing loans, which resulted in a reduced loan loss provision,” commented Scott Fainor, President and CEO of National Penn. “We remain focused on maximizing long-term shareholder value and have taken steps during the second quarter with the announced sale of Christiana and redemption of the separate account BOLI. We expect these transactions to result in improved capital ratios, increased holding company liquidity, and increased future earnings when completed.”

Loan quality trends improved during the quarter as classified loans declined by 3.7% and non-performing assets declined by 11.9%. These trends increased the loan loss reserve coverage from 128% to 155% of non-performing loans.  Non-performing assets trended downward due to the decrease in non-performing loans and totaled $108.2 million at June 30, 2010 as compared to $122.8 million at March 31, 2010. The provision for loan losses declined to $25.0 million in the second quarter from $32.5 million in the first quarter. The allowance for loan and lease losses remained relatively unchanged from the prior quarter and totaled $154.0 million at June 30, 2010.

1 Adjusted net income, as used throughout this release, is a non-GAAP financial measure. Please refer to the Statement Regarding Non-GAAP Financial Measures and the attached Financial Highlights and financial data tables for additional information on this measure and a reconciliation of this measure to net income available to common shareholders, the most comparable GAAP measure.

Net interest margin expanded to 3.50% for the second quarter from 3.44% in the first quarter of 2010 as a result of improvements in deposit mix and sustained discipline for deposit pricing. Operating expenses remained well controlled in the quarter as the efficiency ratio2 remained stable at 57.7% and fee-based income, which includes wealth management, service charges on deposits, insurance commissions and fees, and cash management and electronic banking fees, provided a stable contribution to earnings at $20.9 million for the second quarter compared to $20.4 million for the first quarter of 2010.

During the second quarter National Penn continued to assist borrowers though its voluntary mortgage loan modification program. Also during the second quarter, National Penn made loans to new and existing customers of approximately $225 million. Despite some signs of economic recovery, average loans declined during the quarter by $129 million which National Penn believes demonstrates the reluctance of businesses and consumers to borrow.

National Penn’s Board of Directors approved a third quarter cash dividend of $0.01 per share, payable on August 17, 2010 to shareholders of record on August 7, 2010, consistent with the $0.01 per share paid in the previous quarter.

“The current environment continues to be challenging, and our goal remains enhancing long-term shareholder value. We continue to execute on our short-term and long-term initiatives to improve earnings, manage risk, and maintain the strength of our balance sheet. I am proud of the contribution of all of our employees in achieving the second quarter results in a difficult economic environment.” said Mr. Fainor.

Media Contact:                     Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:                 Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #

2 Efficiency ratio, as used throughout this release, is a non-GAAP financial measure. Please refer to the Statement Regarding Non-GAAP Financial Measures and the attached Financial Highlights and financial data tables for additional information on this measure and a calculation of this measure from GAAP measures.

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.2 billion in assets, is the fourth largest bank holding company based in Pennsylvania. Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also currently has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.

•
Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income excludes the effects of certain after-tax gains and losses. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparative among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this release, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010
Exchange Listing Nasdaq "NPBC"

Financial Highlights
Unaudited, numbers in thousands except share and per share data
					As of
				June 30,	March 31,	% Change
SUMMARY BALANCE SHEET
Total assets				$9,222,127	$9,171,761	0.55%
Investment securities and other securities				2,217,597	2,244,053	-1.18%
Total loans and leases				5,756,235	5,915,219	-2.69%
Deposits				6,496,205	6,411,364	1.32%
Borrowings				1,604,223	1,649,442	-2.74%
Shareholders' equity				1,076,888	1,070,788	0.57%
Book value per common share				$7.37	$7.32	0.68%

	Three Months Ended			Six Months Ended June 30,
	6/30/2010	3/31/2010	% Change (a)	2010	2009	% Change (a)
EARNINGS
Total interest income	$98,308	$98,837	-0.54%	$197,145	$211,810	-6.92%
Total interest expense	29,665	31,578	-6.06%	61,243	92,089	-33.50%
Net interest income	68,643	67,259	2.06%	135,902	119,721	13.52%
Provision for loan and lease losses	25,000	32,500	-23.08%	57,500	55,025	4.50%
Net interest income after provision
for loan and lease losses	43,643	34,759	25.56%	78,402	64,696	21.19%
Net gains (losses) from fair value changes	1,543	(7,261)	NM	(5,718)	(1,847)	NM
Other non-interest income	26,970	29,835	-9.60%	56,805	38,361	48.08%
Non-interest expense	66,563	57,657	15.45%	124,220	119,345	4.08%
Income (loss) before income taxes	5,593	(324)	NM	5,269	(18,135)	NM
Income tax expense (benefit)	9,132	(4,250)	NM	4,882	(14,386)	NM
Net (loss) income	(3,539)	3,926	NM	387	(3,749)	NM
Preferred dividends and accretion of preferred discount	(2,005)	(2,005)	0.00%	(4,010)	(4,149)	3.35%
Net (loss) income available to common shareholders	$(5,544)	$1,921	NM	$(3,623)	$(7,898)	54.13%

PERFORMANCE RATIOS
Net interest margin	3.50%	3.44%		3.47%	3.09%
Return on average assets	-0.15%	0.17%		0.01%	-0.08%
Return on average total shareholders' equity	-1.32%	1.48%		0.07%	-0.64%
Return on average tangible common equity (1)	-3.60%	1.27%		-1.18%	-3.53%

PER SHARE
Basic (loss) earnings available to common shareholders	$(0.04)	$0.02		$(0.03)	$(0.09)
Diluted (loss) earnings available to common shareholders	(0.04)	0.02		(0.03)	(0.09)
Dividends per common share	0.01	0.01		0.02	0.22
Average shares - basic	126,045,667	125,875,061		125,960,351	84,523,069
Average shares - diluted	126,045,667	126,039,112		125,960,351	84,523,069

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES

Return on average tangible common equity
Return on average shareholders' equity	-1.32%	1.48%		0.07%	-0.64%
Effect of preferred equity	-1.08%	-0.64%		-0.86%	-0.89%
Effect of goodwill and intangibles	-1.20%	0.43%		-0.39%	-2.00%
Return on average tangible common equity	-3.60%	1.27%		-1.18%	-3.53%
Average tangible equity:
Average shareholders' equity	$1,076,188	$1,075,052		$1,075,623	$1,187,909
Avrage preferred equity	(148,117)	(147,990)		$(148,054)	$(144,509)
Average goodwill and intangibles	(309,851)	(311,784)		$(310,812)	(591,698)
Average total tangible common equity	$618,220	$615,278		$616,757	$451,702

Adjusted net income reconciliation
Net (loss) income available to common shareholders	$(5,544)	$1,921		$(3,623)	$(7,898)
After tax gain on pension plan curtailment	-	(2,643)		(2,643)	-
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	(1,003)	4,720		3,717	1,201
After tax other than temporary impairment
charge on CDO investment	-	-		-	9,699
After tax FDIC special assessment	-	-		-	3,006
BOLI tax expense	8,081	-		8,081	-
Goodwill impairment	8,250	-		8,250	-
Adjusted net income available to common shareholders	$9,784	$3,998		$13,782	$6,008

Earnings per share
Net (loss) income available to common shareholders	$(0.04)	$0.02		$(0.03)	$(0.09)
After tax gain on pension plan curtailment	-	(0.02)		(0.02)	-
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	(0.01)	0.03		0.03	0.01
After tax other than temporary impairment
charge on CDO investment	-	-		-	0.11
After tax FDIC special assessment	-	-		-	0.04
BOLI tax expense	0.06	-		0.06	-
Goodwill impairment	0.07	-		0.07	-
Adjusted net income available to common shareholders	$0.08	$0.03		$0.11	$0.07

(a) Changes greater than 100% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010

Unaudited, numbers in thousands except share and per share data	As of
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
BALANCE SHEET - ASSETS
Cash and due from banks	$106,059	$103,666	$106,722	$110,521	$103,043
Interest-earning deposits with banks	496,282	239,757	496,535	289,670	245,328
Total cash and cash equivalents	602,341	343,423	603,257	400,191	348,371

Investment securities available for sale, at fair value	1,554,349	1,569,062	1,499,667	1,557,072	1,425,204
Investment securities held to maturity	579,572	591,315	601,923	612,214	653,184
Other securities	83,676	83,676	78,951	78,951	78,951
Loans and leases held for sale	15,944	6,561	18,028	9,279	23,326

Loans and leases	5,740,291	5,908,658	6,006,472	6,190,405	6,283,523
Allowance for loan and lease losses	(154,039)	(153,850)	(146,271)	(125,490)	(98,313)
Loans and leases, net	5,586,252	5,754,808	5,860,201	6,064,915	6,185,210

Premises and equipment, net	109,668	111,564	112,744	113,712	114,635
Premises held for sale	124	812	812	812	812
Accrued interest receivable	35,745	37,175	36,565	38,544	35,995
Bank owned life insurance, redeemed but not settled	64,387	-	-	-	-
Bank owned life insurance	134,925	198,392	198,131	197,132	196,001
Other real estate owned and other repossessed assets	8,974	2,386	4,208	826	1,359
Goodwill	273,468	281,718	281,623	555,789	555,964
Other intangible assets, net	27,360	29,130	30,943	32,854	33,654
Unconsolidated investments under the equity method	12,736	12,842	12,821	11,718	13,279
Other assets	132,606	148,897	144,036	66,301	91,968
TOTAL ASSETS	$9,222,127	$9,171,761	$9,483,910	$9,740,310	$9,757,913

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$834,297	$800,467	$753,650	$718,459	$741,598
Interest bearing deposits	5,661,908	5,610,897	5,985,202	6,080,203	6,070,056
Total deposits	6,496,205	6,411,364	6,738,852	6,798,662	6,811,654

Securities sold under repurchase agreements and federal funds purchased	752,314	758,828	737,323	628,711	673,409
Short-term borrowings	7,000	7,165	6,900	7,200	10,000
Federal Home Loan Bank advances	706,784	743,781	756,803	778,906	842,169
Subordinated debentures	138,125	139,668	132,407	136,076	129,827
Accrued interest payable and other liabilities	44,811	40,167	42,157	30,649	74,231
TOTAL LIABILITIES	8,145,239	8,100,973	8,414,442	8,380,204	8,541,290

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	148,180	148,050	147,920	144,738	144,517
Common stock	1,227,354	1,226,481	1,225,635	1,227,032	1,072,921
Retained (deficit) earnings	(308,252)	(301,459)	(302,120)	(16,908)	52,143
Accumulated other comprehensive income/(loss)	9,606	(2,284)	(1,967)	5,244	(52,958)
TOTAL SHAREHOLDERS' EQUITY	1,076,888	1,070,788	1,069,468	1,360,106	1,216,623

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,222,127	$9,171,761	$9,483,910	$9,740,310	$9,757,913

COMMON SHARE AND PER SHARE DATA
Book Value	$7.37	$7.32	$7.33	$9.67	$11.23
Tangible Book Value (2)	$4.98	$4.86	$4.84	$4.99	$5.05
Dividends	$0.01	$0.01	$0.01	$0.05	$0.05
Shares Outstanding (end of period, net of treasury)	126,064,075	126,004,409	125,713,668	125,658,738	95,507,091

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,076,888	$1,070,788	$1,069,468	$1,360,106	$1,216,623
Total preferred shareholders' equity	(148,180)	(148,050)	(147,920)	(144,738)	(144,517)
Goodwill and intangibles	(300,828)	(310,848)	(312,566)	(588,643)	(589,618)
Tangible common equity	$627,880	$611,890	$608,982	$626,725	$482,488
Common shares outstanding	126,064,075	126,004,409	125,713,668	125,658,738	95,507,091
Tangible book value per share	$4.98	$4.86	$4.84	$4.99	$5.05

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010

Unaudited, numbers in thousands except share and per share data
	For the Quarter Ended					For the Six Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009
INTEREST INCOME
Loans and leases, including fees	$77,830	$78,654	$82,927	$84,218	$84,674	$156,484	$169,642
Investment securities
Taxable	11,457	11,098	11,871	11,896	11,696	22,555	23,310
Tax-exempt	8,803	8,838	8,946	9,105	9,251	17,641	18,598
Federal funds sold and deposits in banks	218	247	204	166	227	465	260
Total interest income	98,308	98,837	103,948	105,385	105,848	197,145	211,810
INTEREST EXPENSE
Deposits	16,464	18,281	22,844	26,069	30,358	34,745	62,022
Securities sold under repurchase agreements and federal funds purchased	2,808	2,874	3,049	2,965	3,037	5,682	6,652
Long-term borrowings	10,393	10,423	10,610	11,008	11,373	20,816	23,415
Total interest expense	29,665	31,578	36,503	40,042	44,768	61,243	92,089
Net interest income	68,643	67,259	67,445	65,343	61,080	135,902	119,721
Provision for loan and lease losses	25,000	32,500	47,000	52,000	37,500	57,500	55,025
Net interest income after provision for loan and lease losses	43,643	34,759	20,445	13,343	23,580	78,402	64,696
NON-INTEREST INCOME
Wealth management income	7,238	7,101	7,406	7,670	7,232	14,339	13,847
Service charges on deposit accounts	5,446	5,341	6,141	6,247	6,071	10,787	11,871
Insurance commissions and fees	3,639	3,771	3,970	3,771	4,016	7,410	7,972
Cash management and electronic banking fees	4,614	4,158	4,237	4,041	3,995	8,772	7,643
Mortgage banking income	1,231	1,153	1,337	1,884	2,834	2,384	5,254
Bank owned life insurance income	1,280	1,983	1,441	1,131	1,275	3,263	2,347
Equity in undistributed net earnings of unconsolidated investments	537	163	1,706	(525)	314	700	1,405
Gain on pension plan curtailment	-	4,066	-	-	-	4,066	-
Other operating income	2,771	2,733	(1,783)	3,315	2,659	5,504	5,227
Net gains (losses) from fair value changes	1,543	(7,261)	3,669	(6,249)	51	(5,718)	(1,847)
Net gains (losses) on sales of investment securities	214	-	290	(863)	-	214	(2,284)
Impairment losses on investment securities:
Impairment losses on investment securities	-	(634)	(2,166)	(84,704)	(14,347)	(634)	(40,942)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	-	7,211	-	26,021
Net impairment losses on investment securities	-	(634)	(2,166)	(84,704)	(7,136)	(634)	(14,921)
Total non-interest income	28,513	22,574	26,248	(64,282)	21,311	51,087	36,514
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,999	29,429	30,864	30,505	32,249	60,428	64,266
Net premises and equipment	7,209	7,998	7,962	8,104	7,335	15,207	15,933
Advertising and marketing expenses	1,762	1,609	2,442	1,246	1,893	3,371	3,748
Fraud recovery	-	-	-	(4,028)	-	-	-
Goodwill impairment	8,250	-	275,000	-	-	8,250	-
FDIC insurance	4,056	4,097	3,910	2,602	6,536	8,153	8,403
Other operating expenses	14,287	14,524	16,941	13,723	14,639	28,811	26,995
Total non-interest expense	66,563	57,657	337,119	52,152	62,652	124,220	119,345
Income (loss) before income taxes	5,593	(324)	(290,426)	(103,091)	(17,761)	5,269	(18,135)
Income tax expense (benefit)	9,132	(4,250)	(9,227)	(40,000)	(10,213)	4,882	(14,386)
NET (LOSS) INCOME	(3,539)	3,926	(281,199)	(63,091)	(7,548)	387	(3,749)
Preferred dividends and accretion of preferred discount	(2,005)	(2,005)	(2,095)	(2,096)	(2,095)	(4,010)	(4,149)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(5,544)	$1,921	$(283,294)	$(65,187)	$(9,643)	$(3,623)	$(7,898)

PER SHARE OF COMMON STOCK
Basic (loss) earnings available to common shareholders	$(0.04)	$0.02	$(2.25)	$(0.65)	$(0.11)	$(0.03)	$(0.09)
Diluted (loss) earnings available to common shareholders	$(0.04)	$0.02	$(2.25)	$(0.65)	$(0.11)	$(0.03)	$(0.09)
Average Shares Basic	126,045,667	125,875,061	125,697,822	100,064,355	87,415,723	125,960,351	84,523,069
Average Shares Diluted	126,045,667	126,039,112	125,697,822	100,064,355	87,415,723	125,960,351	84,523,069

SUPPLEMENTAL DATA (annualized, average)
Return on Assets	-0.15%	0.17%	-11.41%	-2.57%	-0.31%	0.01%	-0.08%
Return on Total Equity	-1.32%	1.48%	-82.16%	-20.01%	-2.52%	0.07%	-0.64%
Return on Common Equity	-2.40%	0.84%	-92.66%	-23.38%	-3.67%	-0.79%	-1.53%
Return on Tangible Equity (1)	-3.60%	1.27%	-178.82%	-50.01%	-8.33%	-1.18%	-3.53%
Efficiency Ratio (3)	57.72%	58.54%	58.79%	57.03%	60.97%	58.12%	61.42%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio
Non-interest expense	$66,563	$57,657	$337,119	$52,152	$62,652	$124,220	$119,345
Less:
Fraud recovery	-	-	-	(4,028)	-	-	-
Goodwill impairment	8,250	-	275,000	-	-	8,250	-
FDIC Special Assessment	-	-	-	-	4,625	-	4,625
SERP accrual	-	-	2,000	-	-	-	-
Operating expenses	$58,313	$57,657	$60,119	$56,180	$58,027	$115,970	$114,720

Net interest income (taxable equivalent)	$74,055	$72,727	$73,007	$70,972	$66,777	$146,782	$131,215

Non-interest income	28,513	22,574	26,248	(64,282)	21,311	51,087	36,514
Less:
Gain on pension plan curtailment	-	4,066	-	-	-	4,066	-
Securities loss / impairment / CDO loss	-	-	(1,876)	(85,567)	(7,136)	-	(17,206)
Net gains (losses) from fair value changes	1,543	(7,261)	3,669	(6,249)	51	(5,718)	(1,847)
Loss on sale of SNC loans	-	-	(6,032)	-	-	-	-
Gain on sale of wealth unit	-	-	1,226	-	-	-	-
Adjusted revenue	$101,025	$98,496	$102,268	$98,506	$95,173	$199,521	$186,782

Efficiency Ratio	57.72%	58.54%	58.79%	57.03%	60.97%	58.12%	61.42%

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010

Unaudited, numbers in thousands except share and per share data
	As of and for the Quarter Ended					For the Six Months Ended
CHARGE-OFFS	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	6/30/2009

Loan Charge-offs	$27,316	$27,482	$28,524	$29,202	$27,759	$54,798	$43,803
Recoveries on Loans	(2,505)	(2,561)	(2,305)	(4,379)	(2,299)	(5,066)	(3,085)
Net Loan Charge-offs	$24,811	$24,921	$26,219	$24,823	$25,460	$49,732	$40,718
Net Loan Charge-offs to Average Loans (annualized)	1.70%	1.69%	1.69%	1.57%	1.60%	1.69%	1.29%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(8,608)	$(2,162)	$(11,529)	$(11,819)	$(14,791)	$(10,770)	$(21,388)
Real Estate-Permanent	(1,510)	(359)	(8,522)	(2,485)	(3,029)	(1,869)	(3,023)
Real Estate-Construction	(6,327)	(18,427)	(3,493)	(7,835)	(5,038)	(24,754)	(6,272)
Leases	(5)	(98)	(38)	19	(274)	(103)	(362)
Residential Mortgages	(5,368)	(2,700)	(1,089)	(860)	(978)	(8,068)	(1,543)
Consumer	(2,902)	(1,086)	(1,322)	(1,688)	(1,235)	(3,988)	(7,868)
Overdraft	(91)	(89)	(226)	(155)	(115)	(180)	(262)
Net Loans Charged-off	$(24,811)	$(24,921)	$(26,219)	$(24,823)	$(25,460)	$(49,732)	$(40,718)

	As of
ASSET QUALITY AND OTHER DATA	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Nonaccrual Loans	$88,875	$111,064	$122,516	$116,418	$119,615
Restructured Loans	7,324	6,653	576	589	603
Loans 90+ Days Past Due & Still Accruing	2,997	2,651	2,694	3,113	2,763
Total Non-performing Loans	$99,196	$120,368	$125,786	$120,120	$122,981
Other Real Estate Owned & Repossessed Assets	8,974	2,386	4,208	826	1,359
Total Non-performing Assets	$108,170	$122,754	$129,994	$120,946	$124,340
Allowance for Loan and Lease Losses	$154,039	$153,850	$146,271	$125,490	$98,313
Allowance for Loan and Lease Losses/Non-Performing Loans	155.3%	127.8%	116.3%	104.5%	79.9%
Allowance for Loan and Lease Losses/Non-Performing Assets	142.4%	125.3%	112.5%	103.8%	79.1%
Provision/Charge-Offs, net	100.8%	130.4%	179.3%	209.5%	147.3%
Classified Loans	$512,628	$532,048	$501,485	$483,163	$375,842
Classified Loans/Total Loans	8.91%	8.99%	8.32%	7.79%	5.96%
Delinquent Loans	$33,171	$31,891	$28,158	$33,998	$29,723
Delinquent Loans/Total Loans	0.58%	0.54%	0.47%	0.55%	0.47%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$33,712	$38,455	$40,618	$42,226	$38,416
Real Estate-Permanent	18,958	14,823	19,277	15,255	10,332
Real Estate-Construction	35,728	40,622	46,832	43,497	56,567
Leases	468	580	396	461	445
Residential Mortgages	11,422	18,368	12,800	8,934	7,543
Consumer	4,227	6,691	6,842	6,796	7,624
Loans Past Due 90+Days	2,997	2,651	2,694	3,113	2,763
Total Other Repossessed Assets	658	564	535	664	650
Total Non-performing Assets + Loans 90 Days Past Due	$108,170	$122,754	$129,994	$120,946	$124,340

	As of
REGULATORY CAPITAL DATA	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Tier 1 Capital	$833,526	$810,119	$809,218	$827,685	$809,600
Tier 1 Leverage Ratio	9.41%	9.06%	8.88%	9.00%	8.80%
Tier 1 Ratio (%)	13.64%	12.88%	12.66%	12.46%	11.31%
Total Capital	$910,857	$889,675	$889,966	$911,234	$899,239
Total Capital Ratio (%)	14.91%	14.15%	13.92%	13.72%	12.56%
Total Risk-Weighted Assets	$6,109,763	$6,289,618	$6,394,468	$6,642,041	$7,160,809

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$925,661	$972,132	$985,357	$1,098,501	$1,139,020
Commercial Real Estate (4)	1,804,073	1,852,838	1,833,069	1,787,829	1,845,085
Residential Mortgage	1,412,218	1,398,640	1,430,027	1,443,030	1,481,807
Real Estate Construction and Land Development	404,292	463,833	534,315	637,231	626,816
Home Equity	800,378	800,394	806,556	804,415	800,122
Consumer	247,113	251,611	252,028	254,909	244,048
Other Loans	162,500	175,771	183,148	173,769	169,951
Total Loans	5,756,235	5,915,219	6,024,500	6,199,684	6,306,849
Allowance for Loan and Lease Losses/Total Loans and Leases	2.68%	2.60%	2.43%	2.02%	1.56%
Investment Securities and Other Securities	2,217,597	2,244,053	2,180,541	2,248,237	2,157,339
Other Earning Assets	496,282	239,757	496,535	289,670	245,328
Total Earning Assets (net of loan loss reserve)	$8,316,075	$8,245,178	$8,555,305	$8,612,101	$8,611,203
(4) Includes owner occupied

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$868,405	$865,003	$831,127	$836,718	$846,291
- Construction / Development	335,799	365,641	406,331	443,775	481,965
Commercial & Industrial
Business Purpose, Real Estate secured	991,075	1,024,362	1,052,096	1,046,236	1,041,668
Business Purpose, not secured by Real Estate	1,005,189	1,075,058	1,091,578	1,202,023	1,240,604
Owner Occupied Commercial Real Estate
- Permanent	556,201	570,659	589,455	595,849	609,192
- Construction / Development	38,858	42,122	52,710	53,976	58,453
Leasing	13,810	15,942	17,304	18,351	18,442
Residential Mortgage (personal purpose)
Permanent	813,042	822,373	833,721	839,459	868,149
Construction	10,925	10,486	12,275	14,037	14,305
Retail
Home Equity Loans and Direct Installment loans	458,803	466,611	487,793	510,178	531,757
Home Equity Lines of Credit	317,469	303,246	297,652	280,813	262,521
Private Banking Credit Lines	163,526	167,954	171,582	172,113	166,542
Indirect Vehicle loans	136,177	138,536	141,829	144,158	138,017
Other	46,956	47,226	39,047	41,998	28,944
Total Loans	$5,756,235	$5,915,219	$6,024,500	$6,199,684	$6,306,849

Deposit Breakdown:
Savings	$455,061	$433,669	$414,886	$395,965	$393,163
NOW Accounts	1,130,026	1,114,539	1,284,143	1,221,170	1,127,352
Money Market Accounts	1,763,631	1,724,852	1,675,369	1,700,338	1,666,807
CDs $100k or less	1,543,947	1,565,238	1,607,148	1,630,528	1,709,667
CDs greater than $100k	769,243	772,599	1,003,656	1,132,202	1,173,067
Total Interest Bearing Deposits	5,661,908	5,610,897	5,985,202	6,080,203	6,070,056
Borrowings	1,604,223	1,649,442	1,633,433	1,550,893	1,655,405
Total Interest Bearing Liabilities	$7,266,131	$7,260,339	$7,618,635	$7,631,096	$7,725,461

Financial Update for National Penn Bancshares (NPBC) for 6/30/2010

Unaudited, numbers in thousands	Quarterly, as of										Six Months, as of
except share and per share data	6/30/2010		3/31/2010		12/31/2009		9/30/2009		6/30/2009		6/30/2010		6/30/2009
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans (net of unearned)	$5,856,738	5.39%	$5,985,554	5.39%	$6,137,362	5.42%	$6,280,351	5.38%	$6,365,343	5.39%	$5,920,790	5.39%	$6,366,097	5.43%
Investment Securities	2,248,560	4.43%	2,184,886	4.56%	2,244,878	4.51%	2,167,261	4.72%	1,972,633	5.24%	2,216,899	4.49%	1,959,772	5.31%
Interest Earning Deposits and
Fed Funds Sold	388,434	0.23%	411,100	0.24%	410,679	0.22%	243,596	0.25%	400,828	0.21%	399,704	0.23%	247,380	0.20%

Total Earning Assets	8,493,732	4.90%	8,581,540	4.93%	8,792,919	4.94%	8,691,208	5.07%	8,738,804	5.12%	8,537,393	4.91%	8,573,249	5.25%
Total Earning Assets (net of loan
loss reserve)	8,326,752	5.00%	8,420,661	5.02%	8,661,393	5.02%	8,582,628	5.13%	8,645,644	5.17%	8,373,447	5.01%	8,482,083	5.31%
Total Assets	9,228,295	4.51%	9,337,334	4.53%	9,775,612	4.45%	9,724,872	4.53%	9,790,331	4.57%	9,282,513	4.52%	9,626,833	4.67%

Savings	446,347	0.29%	421,503	0.33%	405,132	0.33%	396,626	0.28%	387,596	0.27%	432,468	0.31%	378,997	0.31%
NOW Accounts	1,156,191	0.35%	1,170,886	0.43%	1,212,744	0.56%	1,162,730	0.58%	1,110,985	0.82%	1,158,159	0.39%	1,042,566	0.83%
Money Market Accounts	1,726,437	0.87%	1,710,084	0.97%	1,704,247	1.11%	1,695,479	1.10%	1,708,680	1.25%	1,725,171	0.91%	1,690,792	1.44%
CDs	2,322,483	1.97%	2,522,020	2.03%	2,730,493	2.34%	2,822,447	2.72%	2,935,996	3.08%	2,421,700	2.00%	2,829,798	3.22%

Total Interest Bearing Deposits	5,651,458	1.17%	5,824,493	1.27%	6,052,616	1.50%	6,077,282	1.70%	6,143,257	1.98%	5,737,498	1.22%	5,942,153	2.10%

Non-Interest Bearing Deposits	831,119		767,398		741,254		737,745		736,155		799,434		723,040
Total Deposits	6,482,577	1.02%	6,591,891	1.12%	6,793,870	1.34%	6,815,027	1.52%	6,879,412	1.77%	6,536,932	1.07%	6,665,193	1.88%

Short-Term Borrowings	752,907	1.50%	749,114	1.56%	694,000	1.74%	644,753	1.83%	634,077	1.92%	751,021	1.53%	652,156	2.06%
Long-Term Borrowings	879,339	4.74%	885,293	4.77%	904,083	4.66%	946,017	4.62%	995,619	4.58%	882,300	4.76%	1,033,620	4.57%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	8,114,823	1.47%	8,226,298	1.56%	8,391,953	1.73%	8,405,797	1.89%	8,509,108	2.11%	8,170,253	1.51%	8,350,969	2.22%
Total Interest Bearing Liabilities	$7,283,704	1.63%	$7,458,900	1.72%	$7,650,699	1.89%	$7,668,052	2.07%	$7,772,953	2.31%	$7,370,819	1.68%	$7,627,929	2.43%

Net Yield on Earning Assets (net of loan
loss reserve): (Margin)		3.57%		3.50%		3.34%		3.28%		3.10%		3.53%		3.12%
Net Yield on Earning Assets: (Margin)		3.50%		3.44%		3.29%		3.24%		3.06%		3.47%		3.09%

Pro Forma - Net Yield on Earning Assets
(net of loan loss reserve): (Margin)
prior to reclass of Federal Reserve
Bank balances to Interest Bearing
Deposits		N/A		N/A		3.48%		3.35%		3.22%		N/A		3.19%
Pro Forma - Net Yield on Earning Assets:
(Margin) prior to reclass of Federal
Reserve Bank balances to Interest
Bearing Deposits		N/A		N/A		3.43%		3.31%		3.19%		N/A		3.16%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

Number of Full Service Banking Offices
(Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		124		124		124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	133		133		133		136		138

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-		-		-		-		-
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		2		2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	2		2		2		2		2

TOTAL
Total Number of Banking Offices	127		127		127		127		127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	2		2		2		2		2
Total Number of ATMs	136		136		136		139		141

EOP Employees (Full Time Equivalent)	1,792		1,753		1,756		1,779		1,825

Wealth Assets:
Assets under administration	9,942,778		9,229,435		8,989,419		8,471,813		8,133,044
Assets under management	2,252,299		2,285,178		2,199,946		2,549,386		2,426,525
(included above)
Christiana Bank and Trust
Trust Revenues	1,607		1,555		1,870		1,577		1,650